UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 9, 2007

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

             Nevada                     000-49845               52-2336836
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

            4555 South Palo Verde, Suite 123
                    Tucson, Arizona                               85714
       (Address of principal executive offices)                 (Zip Code)

                                 (520) 745-5172
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On October 9, 2007, the Board of Directors of CDEX Inc., a Nevada corporation ("Registrant"), appointed Registrant's President and Chief Executive Officer Malcolm H. Philips, Jr. as Chairman of Registrant's Board of Directors, pursuant to Art. III, Sec. 8 of Registrant's Corporate Bylaws. In addition, Board Member Dr. BD Liaw resigned due to health reasons and his seat on the Board of Directors was filled by Carmen J. Conicelli, Jr. Mr. Conicelli is the current CFO of Edmund Optics, Inc.

A copy of a press release issued on October 9, 2007 announcing Mr. Philips' and Mr. Conicelli's appointments as well as Mr. Liaw's resignation is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits

 Exhibit
 Number                Title of Document                       Location
--------- ---------------------------------------------- ----------------------

  99.1    Press Release, dated October 9, 2007           Attached

--------- ---------------------------------------------- ----------------------

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CDEX INC.


Date: October 9, 2007               By  /s/ Malcolm H. Philips, Jr.
                                        ---------------------------------------
                                        Malcolm H. Philips, Jr., President


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